                                 EXHIBIT 10.34

                      First Amendment to Waiver Agreement
                      -----------------------------------

     This First Amendment to Waiver Agreement (hereinafter referred to as this Agreement) is made and entered into this 24th day of December 1996, by and among South Trust Bank of Georgia, N.A. ("Lender"); Law Engineering and Environmental Services, Inc., formerly known as Law Environmental, Inc. ("Lessee"); Law Companies Group, Inc. ("Group"); and certain of Group's subsidiaries executing this Agreement.


                            STATEMENT OF BACKGROUND
                            -----------------------

     Lessee, Group, Lender, and Flecboa, Inc. ("Lessor") have heretofore entered into that certain Participation Agreement (the "Participation Agreement") dated as of November 2, 1994, with respect to the development of an office building in Pensacola, Florida. Pursuant to the Participation Agreement, Lessor and Lender have entered into that certain Loan and Security Agreement dated as of November 2, 1994, Group and certain of its subsidiaries have executed a joint and several Guaranty, dated November 2, 1994, in favor of Lender, and Lessor and Lessee have entered into that certain Lease and Development Agreement providing for the construction and lease of the office building in pensacola, Florida.

     In addition, the parties hereto are party to certain Waiver Agreement entered into on September 15, 1995 (the "Waiver Agreement"). In order to induce Lender, SunTrust Bank, Atlanta, National Bank of Canada and Barclays Bank PLC to take certain actions in connection with certain assignments and other matters, and for other good and valuable consideration, the parties hereto desire to amend the Waiver Agreement as hereinafter specified.


                                   AGREEMENT
                                   ---------

     1.   Definitions. Capitalized terms not other defined herein shall have the
          ------------
meaning or meanings ascribed to them in Waiver Agreement.


     2.   Amendments.
          -----------

     a. Section 5.2 of the Waiver Agreement is hereby deleted in its entirety and replaced with the following:

          "5.2 Commitment to Take Out Lender.
               ------------------------------

          Notwithstanding anything to the contrary appearing in the Operative Documents, on or before June 2, 1997, all of Lender's interests in the Loans and Operative Documents shall be purchased for cash in full at par, with payment of all accrued and unpaid interest and other unpaid and owing fees and expenses, and, if not so purchased and paid, such event shall constitute an Event of Default under each of the Operative Documents, and a Termination Event under this Agreement. Upon such Event of Default, or the occurrence of any Event of Default caused by non-payment of any monetary obligation (which is not cured upon five days written notice), Lender shall be free to exercise any and all rights and remedies available under the Operative Documents or at law or in equity, with each of the Borrowing Parties acknowledging that lender is no longer bound by, or subject to, the Intercreditor Agreement or Loss Sharing Agreement, each dated October 11, 1995, by and among lender and certain other parties."

     b. Section 8.5 of the Waiver Agreement is hereby deleted it in its entirety and replaced with the following:

          "8.5 Fees and Expenses. On or before December 27, 1996, Lessee will
               -----------------
     pay all legal fees and expenses of Lender incurred in connection with the Operative Documents since the signing Date (as defined in the Waiver Agreement)."

     3.   General Terms. Except for the amendments to the Waiver Agreement
          -------------
provided for in this Agreement, the terms of the Waiver Agreement shall continue unamended and remain in full force and effect. This Agreement shall be governed by the laws of the State of Georgia. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.


                                   Page -2-

          IN WITNESS WHEREOF, the parties hereto, by and through their duly authorized officers, have agreed or consented to this First Amendment to Waiver Agreement by signing below under seal as of the day and year first above written.

                                        SOUTHTRUST BANK OF GEORGIA, N.A.

                                        BY: /s/ William P. Carroll
                                            -----------------------------------
                                        ITS: Vice President
                                            ----------------------------------

LAW ENGINEERING AND                          LAW COMPANIES GROUP, INC.
ENVIROMENTAL SERVICES, INC.

BY: /s/ Bruce C. Coles                       BY: /s/ Bruce C. Coles
    -----------------------                      ------------------------------
ITS: President                               ITS: Chairman & CEO
    ----------------------                       -----------------------------

LAW INTERNATIONAL, INC.                      ENSITE, INC.

BY: /s/ Bruce C. Coles                       BY: /s/ Bruce C. Coles
    -----------------------                      ------------------------------
ITS: Authorized Signatory                    ITS: Authorized Signatory
    ----------------------                       -----------------------------

GIBB INTERNATIONAL                           LAW/CRANDALL, INC.
  HOLDINGS, INC.

BY: /s/ Bruce C. Coles                        BY: /s/ Bruce C. Coles
    -----------------------                       ------------------------------
ITS: Authorized Signatory                    ITS: Authorized Signatory
    ----------------------                       -----------------------------